Credit Suisse First Boston - Vail Energy Conference February 2, 2005 Mike McShane, Chairman & CEO

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services, all of which are subject to certain risks, uncertainties and assumptions. These risks, uncertainties and assumptions include those included in our Annual Report on Form 10K and quarterly reports on Form 10Q, and include risks and uncertainties relating to declines in domestic and worldwide drilling activity, economic downturns, increases in raw material prices, interruptions in raw material supplies, intellectual property protection, our ability to increase manufacturing capacity, international operations, product liabilities associated with our products, environmental and health and safety laws, domestic trade laws and disputes, future write-offs associated with rationalizations and operational changes, and unexpected write-offs associated with international receivables. In addition, many of the forward- looking statements made in this presentation relate to synergies and benefits we expect to receive from acquisitions and operational rationalizations that we have made. Such benefits are only estimates and are thus subject to our ability to successfully manage and integrate such operations into our existing operations and the accuracy of our assumptions relating to manufacturing efficiencies and market growth. Finally, slide 25, which compares growth rates at various oilfield services companies, is based upon a 2005 First Call consensus estimate of $0.96 per share for Grant Prideco. Grant Prideco has not published earnings guidance for 2005 and this does not represent Grant Prideco's estimate of earnings for fiscal 2005. The EPS range reflects the highest and lowest EPS forecast by equity analysts included in the First Call Consensus that cover Grant Prideco. Forward-Looking Statements

2004 Highlights Drilling Products Manufacturing Rationalization China Expansion Continuing Development of "Premium Products" Absorption of Excess Drill Pipe Inventories First "Intelliserve" Field Test Tubular Technologies Additional Product Line Rationalization Cost Efficiencies Optimization of "TCA Market Opportunity" Significant Improvement in Margin Performance ReedHycalog Continued Success of New Products Complimentary Acquisitions Singapore Manufacturing Expansion

2005 - Opportunities & Objectives Drilling Products Optimize Demand Recovery Further Manufacturing Optimization Initial Commercialization of "Intelliserve" Tubular Technologies XL Product Line Growth Manufacturing Rationalization Gulf of Mexico ReedHycalog Benefits from Roller Cone Product Line Improvements Operating Expense Improvements Full Realization of 2004 Acquisition Benefits Singapore Manufacturing Efficiencies

Drilling Products & Services $370.4 Million (40%) Grant Prideco Consolidated Revenue* DP&S TT&S Other RH 370.4 232 3 316.2 Other $3.0 Million (0%) LTM 9/30/04 Revenues = $921.8 Million ReedHycalog(tm) $316.3 Million (35%) Tubular Technology & Services (Includes former Marine Products and Services segment) $232.1 Million (25%) * Revenues from continuing operations (refer to Attachment A).

Product Line Re-Alignment
(Estimated Annual Results)

($ in Millions) **DIVESTITURES:**	Annual Revenue*	Annual Operating Income*
Industrial** Rotator Petro-Drive*** Plexus Ocean Systems Texas Arai	$105.7	$ (5.4)

Total Proceeds from Divestitures: $53.7

ACQUISITIONS:	Annual Revenue*	Annual Operating Income*
ReedHycalog**** PDC Manufacturing Business+ Diamond Products International+	$316.3	$74.3

Total Purchase Price for Acquisitions: $393.0

* Annual results based on trailing 12-month period from date of divestiture of business or discontinuation of product line, except Texas Arai, which includes 2003 results.
** Includes the divestiture of Star Iron Works, Inc. (construction casing business) and the discontinuation of several product lines, including HDD, water well pipe, two-step tubing, and macaroni tubing.
*** Estimated 2003 operating income.
**** Based on 12-month period ended September 30, 2004. Operating income excludes special charges (refer to Attachment A).
+ Projected first year results.
Refer to Forward-Looking Statements.

6

GrantPrideco

Product Line Review

Grant Prideco OMSCO Texas Steel IDPA SMFI Daido Drilco Tagenrok Sinarsky BHNKK Republica OTHER Market Share 299 61 19 57 49 24 16 24 24 14 14 23.1 Drill stem products market defined as drill pipe, drill collars and heavy weight drill pipe. Source: Grant Prideco. Limited Distribution Estimated Worldwide Market $800 Million - $1.2 Billion Only Fully Integrated Drill Pipe Manufacturer Global Manufacturing Presence Technology Leader Drill Stem Products Market: Dominant Position

Drilling Products Strategy Manufacturing Optimization Premium Products Development Optimize Market Positioning Capacity Leader Technology Leader "Service" Leader

Manufacturing Efficiencies 2004 Rationalization Project China "Upset-to-Grade" Start-Up Ongoing Automation Optimize "Best Practices"

Continuing China Expansion Currently Supplying Over 50% of Local Market Drill Pipe Recent Vertical Integration Adds Upset-to-Grade JV in China Heavyweight Drill Pipe Expansion Start-Up: March 2005

Proven Record for Delivering Value-Adding Drill Stem Products Premium Products Portfolio Sour Service Environments Extended Reach and High Torque Improved Drilling Efficiencies High Tensile Strength Landing Strings Purpose Built Deep Water Strings Grant Prideco Others Total OCTG Market 0.8 0.2 Premium Drilling Products Market* * Premium drilling products include any product requiring premium connections and/or sour service grades, landing strings and purpose built drilling products. Source: Grant Prideco.

1998 1999 2000 2001 2002 2003 2004 Difference Between Production and Consumption 1.768 0.119 1.533 3.44 0.361 0.435 1.569 US Rig Count 829 622 916 1155 831 1032 1190 Shrinking Drill Pipe Inventories Should Provide Future Benefit Source: Baker Hughes rig count. * Represents GRP's annual drill pipe sales to Top 10 US land drillers. US Rig Count US Land Drillers Continue Inventory Draw Conclusion: Supply/Demand Fundamentals Improving Improving Rig Activity Translates to Inventory Consumption

Backlog - Return to Peak Levels 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 Drilling Products & Services 212.3 158.4 98.5 73.6 92.8 75.1 56.2 72 81 90 80 126 141.5 155.533 203.259 Tubular Technology & Services 54.1 50.2 41.5 40.1 47.2 33.3 27.9 35 40 34 40 50 48.9 51.847 67.244 Marine Products & Services Other 5.6 5.3 4.7 3.1 3.1 2.7 3.1 0 0 0 0 0 0 0 0 Total 272 213.9 144.7 116.8 143.1 111.1 87.2 107 121 124 120 176 207.38 Increased Drilling Driving Demand 210% increase Other Tubular Technology & Services Drilling Products & Services $270 $213 $107 $121 $124 $120 $176 $117 $143 $111 $87 $145 $191 Backlog ($ in Millions) $207 $270

Reed-Hycalog Security Smith Hughes Others 0.21 0.17 0.27 0.27 0.08 ReedHycalog Security Hughes Smith Others Drill Bit Market Estimated Worldwide Market $1.5 - $1.6 Billion in 2004 Source: Grant Prideco estimates. Acquired December, 2002 Fixed Cutter Technology Leader High Value Received for Product Performance Revenue Growth Exceeding Rig Count Increases

Product Line Development Fixed Cutter: Rotary Steerable Steering Wheel Cutter Technology - TReX(tm) Roller Cone: TuffDuty(tm) Titan(tm) TuffCutter(tm)

Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Worldwide Rig Count 2135 1996 2253 2308 2444 2203 2401 2135 1996 2253 2308 2444 2203 2401 New Product Sales at ReedHycalog New Product Sales Increase Total Revenues in Stable Rig Environment Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Total New Product Sales 26.917 27.377 36.961 46.632 48.727 49.27 54 Standard Product Sales 26.337 29.344 31.12 34.287 30.531 27.315 25 Standard Product Sales New Product Sales* Worldwide Rig Count Revenues ($ in Millions) * New product sales include sales of TReX, RSX, TuffDuty, TuffCutter, TuffDuty Directional, and Titan drill bits. 51% 48% 54% 58% 61% 64% 68%

Acquisitions / Capital Investment ($ in Millions) Anticipated 2004 Acquisitions Investment EBITDA* Novatek $21 $5 - $6 (PDC Manufacturer) DPI $17 $5 (Bi-Center Bits) Singapore Expansion $10 $3 - $4 Total $48 Million $13 - $15 Million * Company estimate (annual basis).

Continuing Improvement at ReedHycalog $0 $50 $100 $150 $200 $250 $300 $350 Operating Results ($ in Millions) * Defined as Operating Income plus DD&A. LTM 9/30/04 Revenues Purchased Business Market Growth Market Share PF New Acquisitions EBITDA* Purchased Business Improvements PF New Acquisitions Actual LTM 9/30/04 Actual LTM 9/30/04 51% Increase 91% Increase

Premium Threading $51.9 Million (22%) Tubular Technology & Services Premium Threading Tube-Alloy TCA XL 51.9 44.4 62 73.8 TCA (LOD Processing) $62.0 Million (27%) LTM 9/30/04 Revenues* = $232.1 Million XL (Marine Connections) $73.8 Million (32%) Tube-Alloy (Accessory Threading) $44.4 Million (19%) * Excludes contributions from businesses divested during the period (refer to Attachment A). Strong North American Premium Threading Share International Growth Potential at XL Business Improved Domestic Mill Activity Bolstering TCA Heavily Levered to Gulf of Mexico

Divested Businesses* Revenues: $55.4 Million Operating (Loss): ($2.3 Million) Extracted Costs Since Beginning of 2004 Personnel Reductions: 134 Annualized Cost Savings: $6.3 Million Reviewing Roofline / Manufacturing Capacity Beginning to See Improvements Tubular Technology & Services * Refer to Attachment A. ** Excluding special items (refer to Attachment A).

Business Trends

2005 Outlook Key Market Assumptions Drilling Activity Grows 3% - 4% Rig Refurbishments / New-Builds Increase Excess Drill Pipe Inventory is Gone Price Improvement Justifiable and Achievable Grant Prideco Realization of Benefits from 2004 Actions Increased Drill Pipe Demand Materializing Price Initiatives Underway and Benefits Being Realized

Comparison of Oilfield Service Firm Earnings Growth *Based off First Call earnings consensus estimates and actuals as of January 31, 2005. GRP 2005 range represents the highest and lowest EPS estimate provided by equity analysts covering the company. Based on the average analyst estimates for 2005 the increase is 78% . **Pro forma for a 12/31/xx year-end. HAL BHI SLB SII BJS WFT GRP CAM VRC NOI 2004 Increase Over 2003 0.786 0.546 0.329 0.555 0.47 0.403 1.455 0.607 0.271 0.03 HAL BHI SLB BJS** SII WFT GRP CAM VRC NOI 2004 Increase Over 2003* 150% 125% 100% 75% 50% 25% 0 79% 55% 33% 55% 47% 40% 145% 61% 27% 3% SLB HAL WFT SII GRP NOI SLB HAL BHI WFT SII BJS GRP NOI VRC CAM 2004 Increase Over 2004 0.26 0.25 0.24 0.32 0.29 0.24 0.94 0.74 0.32 0.27 BHI BJS** VRC CAM 2005 Increase Over 2004* 100% 80% 60% 40% 20% 0 26% 25% 24% 32% 29% 24% 74% 32% 27% 57% 94% 120%

Potential Earnings Leverage* * This should not be considered an earnings estimate; refer to Forward-Looking Statements. ** Assumes DP&S revenue increases of 15% - 45% with 40% incremental margins and 35% tax rate. Pricing Improvements at DP&S and RH of 5% - 10% $0.21 - $0.42 Full Year Benefit of 2004 Initiatives: Full Year of DP&S Rationalization Expanded PDC Manufacturing DPI Acquisition Singapore Upgrade TT&S Re-alignment Reduced Debt Levels $0.08 - $0.10 + Market + TT&S Improvements + New Products +Future Acquisitions Current 2004 Guidance $0.51 - $0.54

Summary Strong Market Share in Core Businesses Enhanced Product Offerings Within Business Units Improving Margins Through Manufacturing Efficiencies Overall Backlog at Peak Levels Significant Growth Potential in Flat Environment

Attachment A

Attachment A (cont'd)

Attachment A (cont'd)